                                                                  Exhibit (10.2)

                              as of August 18, 2000


Transpro, Inc.

         Re:      Forbearance Agreement

Ladies and Gentlemen:

         Reference is hereby made to the Revolving Credit Agreement dated as of July 30, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among (a) TRANSPRO, INC., a Delaware corporation (the "Parent"), ALLEN HEAT TRANSFER PRODUCTS, INC., a Delaware corporation ("AHTP"), AHTP II, INC., a Delaware corporation ("AHTP II"), EVAP, INC. (f/k/a EI Acquisition Corp.), a Texas corporation ("EVAP" and collectively with Parent, AHTP and AHTP II, the "Original Borrowers" and along with GO/DAN INDUSTRIES, INC., a Delaware corporation ("GDI"), and A/C PLUS, INC., a Texas corporation ("AC"), collectively, the "Borrowers"), (b) FLEET NATIONAL BANK (f/k/a BankBoston, N.A.), a national banking association, and the other lending institutions listed on Schedule 1 of the Credit Agreement (collectively, the "Banks") and (c) FLEET NATIONAL BANK, as agent (the "Agent") for the Banks.

         The Borrowers acknowledge that the Borrowers are in default of certain of the financial covenants contained in Sections 10.1 and 10.2 of the Credit Agreement for the period ended June 30, 2000 (the "Specified Defaults"). The Borrowers acknowledge and agree that the Agent and the Banks have not waived any of the Specified Defaults. The Borrowers also acknowledge and agree that as a result of the Specified Defaults the Banks have no further commitment to lend to the Borrowers and the Banks are entitled to proceed to enforce any and all of their rights and remedies under the terms of the Loan Documents. The Borrowers have now requested that the Agent and the Banks forbear from exercising their rights and remedies under the Loan Documents until the Forbearance Termination Date (as hereinafter defined) under the following terms and conditions:

         SECTION 1. DEFINITIONS. All capitalized terms used herein without definition that are defined in the Credit Agreement, as amended and in effect on the date hereof, shall have the same meanings herein as therein. All accounting terms used herein and not otherwise defined shall be used in accordance with generally accepted accounting principles.

         SECTION 2. RATIFICATION OF EXISTING AGREEMENTS. The Borrowers hereby ratify and confirm in all respects all of the Obligations, except as otherwise expressly modified in this Agreement upon the terms set forth herein. In addition, by execution of this Agreement, the Borrowers represent and warrant that as of the date hereof, no claim or counterclaim, right of setoff or defense of any kind exists or is outstanding with respect to the Obligations. The Borrowers further agree that, to the extent any such claim, counterclaim, right of setoff or defense of any kind exists, the Borrowers hereby waive and release each and all of them in consideration for the Banks entering into this Agreement. The Borrowers acknowledge that, in entering into this Agreement, the Agent and the Banks have relied on the representations, warranties and waivers contained in this Section 2.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. The Borrowers have adequate corporate power and authority to execute and deliver this Agreement and to perform their obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Borrowers and does not contravene any law, rule or regulation, or any judgment, order or decree, applicable to any of the Borrowers or any of the terms of the Borrowers' charter documents, by-laws or other governing document or any indenture, agreement or undertaking to which any of the Borrowers is a party. The obligations of the Borrowers under this Agreement and the Loan Documents constitute their legal, valid and binding obligations enforceable against them in accordance with their respective terms. All of the representations and warranties made by or on behalf of the Borrowers in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except for those matters disclosed herein.

         SECTION 4. FORBEARANCE OBLIGATIONS. Subject to the conditions set forth in Section 5 hereof, the Agent and the Banks agree to forbear from enforcing any of their rights and remedies under the Loan Documents for the purpose of seeking payment of any of the Obligations (including, without limitation, any act with respect to any collateral now or hereafter securing payment of any Obligations or any setoff or any other application of funds of the Borrowers now or hereafter on deposit with or otherwise controlled by the Agent and the Banks) until that date (the "Forbearance Termination Date") which is the earliest to occur of (a) the Borrowers' failure to comply with any of the terms and conditions of this Agreement, including any of the undertakings set forth in Sections 5 and 6 hereof, (b) an Event of Default (other than the Specified Defaults), (c) the lesser of the Borrowing Base and the Total Commitment at any time failing to exceed the sum of the outstanding amount of the Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations by $20,000,000,
(d) the sum of the outstanding amount of the Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations at any time being greater than (i) $50,000,000 for the period from the effective date of this Agreement through September 14, 2000, and (ii) $55,000,000 for the period from September 15, 2000 through September 30, 2000, and (e) September 30, 2000. The period from the effective date of this Agreement through the Forbearance Termination Date is referred to herein as the "Limited Forbearance Period". Except as expressly provided above in this Section 4, the Agent and the Banks reserve the right to exercise all of their rights and remedies under the Loan Documents. Upon the Forbearance Termination Date, the Agent and the Banks shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies under or in respect of the Loan Documents and applicable law, including without limitation, those credit termination, acceleration, enforcement and other rights and remedies arising by virtue of the occurrence of the Specified Defaults. In addition, the parties hereto hereby acknowledge and agree that time is of the essence in this Agreement. The parties intend and understand that any failure scrupulously to observe the timing requirements of this Agreement, including, without limitation, any late payment made hereunder, will be a material breach giving rise to the remedies set forth herein. The imposition of such remedies shall not be deemed a penalty, and is of the essence of the parties' bargain.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective upon satisfaction of the following conditions on or prior to August 18, 2000:

                  (a) The Agent, the Banks and the Borrowers shall have executed and delivered counterparts of this Agreement to the Agent;

                  (b) The Agent shall have received a certificate executed by the Borrowers certifying that (i) no Defaults or Events of Default currently exist, other than the Specified Defaults; and (ii) no changes have been made to its charter documents since the certified copy dated [ ] and previously delivered to the Agent;

                  (c) The Agent shall have received evidence satisfactory to the Agent from each of the Borrowers that all the transactions contemplated hereby have been duly authorized by all necessary corporate action; and

                  (d) The Borrowers shall have paid to the Agent for the pro rata account of the Banks $82,500.

         SECTION 6. COVENANTS AND AGREEMENTS. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Agent and the Banks contained in any of the Loan Documents or in any agreement, document or instrument executed in connection therewith, the Borrowers covenant and agree with the Agent and the Banks as follows:

                  (a) DISCRETIONARY LENDING. Though they have no obligation to do so, during the Limited Forbearance Period the Banks shall continue to make advances to the Borrowers provided that all conditions precedent thereto, other than the non-existence of the Specified Defaults, shall be satisfied.

                  (b) INTEREST. The Borrowers acknowledge and agree that during the Limited Forbearance Period interest shall accrue at the rate of interest set forth in the Credit Agreement plus an additional 1/2% per annum. Interest shall be payable as set forth in the Credit Agreement. Nothing contained herein shall prevent the Agent and the Banks from charging the entire default rate of interest contained in Section 5.11 of the Credit Agreement on or after the Forbearance Termination Date, retroactive to the date the first Specified Default occurred.

                  (c) COMPLIANCE WITH LOAN DOCUMENTS. The Borrowers will, and will cause each of their Subsidiaries to, comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents to which each is a party and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified in this Section 6.

                  (d) BUSINESS PLAN. On or prior to September 10, 2000, the Borrowers shall deliver to the Agent and the Banks a revised business plan and cash flow forecast for the fiscal years ending December 31, 2000 and December 31, 2001 approved by the Borrowers' board of directors.

                  (e) COLLATERAL. The Borrowers and their Subsidiaries shall provide to the Agent such additional security agreements and other security documents as the Agent may request in order to obtain, perfect and preserve a first priority perfected security interest (subject only to Permitted Liens) in all existing and after-acquired personal property and fixtures of the Borrowers and their Subsidiaries for the benefit of the Agent and the Banks. This shall include without limitation, a requirement that all cash received by the Borrowers be used to pay down the Loans on a daily basis.

                  (f) FURTHER ASSURANCES. The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Agent may reasonably request, in each case further to effect the purposes of this Agreement, the Loan Documents and all documents, agreements and instruments executed in connection therewith.

         SECTION 7. EXPENSES. The Borrowers jointly and severally agree to pay to the Agent (a) on demand by the Agent, an amount equal to any and all reasonable out-of-pocket costs and expenses (including reasonable legal fees and disbursements of counsel to the Agent, including fees and expenses of in-house counsel to the Agent, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by the Agent in connection with the negotiation and preparation of this Agreement and all related matters and (b) from time to time any and all reasonable out-of-pocket costs and expenses (including reasonable legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by the Agent in connection with the administration of credit extended by the Banks to the Borrowers or sustained or incurred by the Agent and the Banks in connection with the preservation of or enforcement of their rights under the Loan Documents or in respect of the Borrowers' other obligations to the Agent and the Banks.

         SECTION 8. AMENDMENTS. This Agreement shall not be amended without the consent of the Agent and the Majority Banks.

         SECTION 9. NO WAIVER. Except as otherwise expressly provided for in this Agreement, nothing in this Agreement shall extend to or affect in any way any of the Borrowers' or their Subsidiaries' obligations or any of the rights and remedies of the Agent or the Banks in respect of the Credit Agreement and the other Loan Documents arising on account of the occurrence of any Event of Default other than the Specified Defaults, all of which are expressly preserved.

         SECTION 10. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby repeat, on and as of the date hereof, each of the representations and warranties made in Section 7 of the Credit Agreement and in each of the other Loan Documents (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties related expressly to an earlier date), provided, that all references therein to the Credit Agreement shall refer to the Credit Agreement as modified hereby.

         SECTION 11. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the Borrowers hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages; provided, however, that neither the Borrowers shall be deemed to have waived any claim the Borrowers may have to recover such damages for claims which arise solely from the gross negligence or willful misconduct of the Agent and the Banks. Each of the Borrowers hereby (a) certifies that no representative, agent or attorney of the Agent and the Banks has represented, expressly or otherwise, that the Agent or the Banks would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that it has been induced to enter into this Agreement by, among other things, the waivers and certifications herein.

         SECTION 12. MISCELLANEOUS. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument under such laws. Any and all notices or other communications required hereunder shall be in writing and shall be delivered as required by the Credit Agreement.

         SECTION 13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If you are in agreement with the foregoing, please sign and return the enclosed copy of this Agreement to the Agent, upon which execution and delivery this Agreement shall become effective.


TRANSPRO, INC.



By: ________________________________________
Name:
Title:


ALLEN HEAT TRANSFER PRODUCTS, INC.



By:_________________________________________
Name:
Title:


AHTP II, INC.



By:_________________________________________
Name:
Title:


EVAP, INC. (f/k/a EI Acquisition Corp.)



By:_________________________________________
Name:
Title:

GO/DAN INDUSTRIES, INC.



By:_________________________________________
Name:
Title:

A/C PLUS, INC.



By:_________________________________________
Name:
Title:


FLEET NATIONAL BANK
  (f/k/a BankBoston, N.A.),
  individually and as Agent




By: ________________________________________
Name:
Title:

PEOPLE'S BANK



By: ________________________________________
Name:
Title:


THE BANK OF NEW YORK



By: ________________________________________
Name:
Title:


HARRIS TRUST AND SAVINGS BANK



By: ________________________________________
Name:
Title:

BANK ONE, NA (Main Office Chicago)



By: ________________________________________
Name:
Title: